SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 4, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01.  Regulation FD Disclosure.  On November 4, 2004 Hancock Holding Company announced by press release the completion of the acquisition of Ross-King-Walker as a division of Hancock Insurance Agency.  A copy of this press release is attached as Ex. 99.1.

Item 8.01. Other Events.  On November 4, 2004 Hancock Holding Company announced by press release the completion of the acquisition of Ross-King-Walker as a division of Hancock Insurance Agency.  A copy of this press release is attached as
Ex. 99.1.

Item 9.01.  Financial Statements and Exhibits.

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated November 4, 2004, headed "Hancock Bank
                             completes Ross-King-Walker acquisition"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
November 4, 2004

For More Information
Carl J. Chaney, EVP & Chief Financial Officer, Hancock Bank
228.868.4727 or 1.800.522.6542

Paul D. Guichet, VP, Investor Relations, Hancock Bank
228.214.5242 or 1.800.522.6542

Charles Leggett, Jr., President, Ross-King-Walker, Inc.
601.544.3300 or 1.800.844.7594

                                Hancock Bank completes Ross-King-Walker acquisition

     GULFPORT,  MS (November 4, 2004) - One of  Mississippi's  oldest property and casualty  insurance  leaders has
officially  joined  the  century-old  insurance  subsidiary  of  one  of  America's  strongest,   safest  financial
institutions and the largest financial services company headquartered in South Mississippi.

     Earlier today,  officials  representing  Hancock Bank and  Hattiesburg  based  Ross-King-Walker,  Inc.  (RKW), signed the  proverbial  dotted  lines in an  all-cash  transaction  finalizing  Hancock's  acquisition  of RKW as a division of Hancock Insurance Agency.  The post-merger entity will retain the trade name of Ross-King-Walker.

     Established in 1902,  Hancock Insurance Agency - an Independent  Insurance Agents & Brokers of America (IIABA)
"Best  Practices"  agency - is a wholly owned  subsidiary  of Hancock Bank.  With current  revenues of $1.8 million and 21 employees at offices in  Hattiesburg,  Pascagoula,  Meridian,  and  Columbia,  MS, RKW has provided  quality protection for thousands of Gulf South families and businesses since 1901.

     "Both  Ross-King-Walker  and Hancock  Insurance  Agency  represent  some of the nation's  most  well-respected carriers.  We believe this mutually  beneficial  partnership  will  significantly  enhance the spectrum of tailored insurance  options we can offer Hancock's retail and commercial  customers and will provide RKW customers entrée to
Hancock Bank's  comprehensive  lines of financial services  choices," said Camors C. "Chris" Roth, CPCU,  corporate head of Hancock Insurance Agency.

     Roth and RKW  President  Charles  Leggett,  Jr.,  said  they  expect to  maintain  existing  agency  teams and operational structure to nurture existing business relationships and cultivate new growth opportunities.

     "This  venture is a logical  progression  toward  bringing  stronger  insurance  resources  to Hancock  Bank's consumer and commercial  customers through RKW's professional  expertise and roster of well-established  providers.
We can also introduce RKW customers to Hancock's full array of financial  solutions and the company's  105-year-old legacy of strength, stability, integrity, and service," said Leggett.

       Founded  in 1899,  Hancock  Bank  operates  103  full-service  offices  and more than 130  automated  teller machines  throughout South  Mississippi,  Louisiana,  and the Florida  Panhandle.  Other bank subsidiaries  include
Hancock Investment  Services,  Inc., Hancock Mortgage  Corporation,  Magna Insurance Company,  and Harrison Finance
Company.  Hancock Holding Company  (NASDAQ:  HBHC) - the parent company of Hancock Bank  Mississippi,  Hancock Bank of Louisiana, and Hancock Bank of Florida - has assets of $4.6 billion.

     Additional  information  about RKW is available  at  www.rosskingwalker.com.  Readers can access  Hancock Bank corporate profiles as well as online banking and bill pay services at www.hancockbank.com.

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